Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
    PURSUANT TO 18 U.S.C. ss.1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002*

In connection with the Amendment No. 1 to the report of China Organic Agriculture, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jinsong Li, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 6, 2008

                                                                  /s/ Jinsong Li
                                                --------------------------------
                                                                      Jinsong Li
                                                         Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to China Organic Agriculture, Inc. and will be retained by China Organic Agriculture, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.